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                      Securities and Exchange Commission

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 1995

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

            MICHIGAN                    1-10070                  38-2820658
      State of Incorporation       (Comission File             (I.R.S. Employer
                                        Number)             Identification No.)

   500 GRISWOLD STREET, DETROIT, MICHIGAN                           48226
  (Address of principal executive offices)                        (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 256-5500





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ITEM 5.  OTHER EVENTS

        The registrant is filing herewith the following in connection with the offering by MCN Investment Corporation of its Medium-Term Notes, Series A, pursuant to the registration statement of the registrant and MCN Investment Corporation on Form S-3, as amended, (No. 33-63311) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement dated November 17, 1995 to the Prospectus dated November 6, 1995, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933:

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

Exhibit
Number                             Description of Document
-------                            -----------------------
1-1             Form of Distribution Agreement


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                                  SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MCN CORPORATION

                                    By /s/ Sebastian Coppola
                                       -----------------------------
                                       Sebastian Coppola
                                       Vice President and Treasurer


Date:  November 17, 1995


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                                EXHIBIT INDEX

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

Exhibit
Number                         Description of Document
------                         -----------------------
 1-1            Form of Distribution Agreement




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